                                                                  Exhibit 10.18

                             REIMBURSEMENT AGREEMENT

      This Reimbursement Agreement is made as of the 14th day of December, 1998, by and between Art Renaissance, Inc., a Delaware corporation ("ARI"), Art Renaissance Chicago, Inc. ("AR Chicago"), Eugene I. Schuster, an individual resident of Florida ("Schuster"), Venture Funding, Ltd., a Michigan corporation ("Venture"), Growth Realty, Inc., a Michigan corporation ("Growth"), Growth Funding, Ltd., a Michigan corporation ("Growth Funding"), and Growth Realty Holdings, LLC, ("Growth Holdings") and Adam Schuster ("Adam")

RECITALS:

      A. On March 29, 1996, ARI entered into a Reimbursement Agreement with Venture and Growth in the amount of $1,550,000. The current balance is $1,100,000 secured by guarantees from Venture, Schuster, Growth Realty, Mego Financial stock, a second mortgage on Schuster's Michigan home, and the Mego debenture.

      B. On August 29, 1996, ARI entered into a Reimbursement Agreement with Venture and Growth in the amount of $500,000 guaranteed and collateralized by Jack McConnaughy and guaranteed by Schuster and Venture which has periodically renewed.

      C. On August 31, 1995, ARI entered into a loan with the Bank of Bloomfield Hills ("BBH"), which has been renewed until January 28, 1999, in the amount of $750,000 and secured by a Certificate of Deposit ("C.D.") #501598 owned and pledged by Venture.

      D. ARI entered into a loan on February 6, 1997, which was renewed December 14, 1998, in the amount of S1,642,997.72, secured by C.D. #502106 owned and pledged by Eugene Schuster and Joseph Schuster in the amount of $125,000, and also secured by C.D. #50197 in the amount of $1,438,946.69 owned and pledged by Growth Realty, Inc. and also secured by C.D. #502231 in the amount of $79,051.03 owned and pledged by Growth Realty Holdings, LLC.

      E. ARI entered into a loan with BBH on October 30, 1997, renewed October 30, 1998 in the amount of $1,207,585.25


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            secured by guarantees by Schuster, Venture, Growth Realty and Mego
            Financial stock.

      F. ARI entered into a loan in the amount of $500,000 renewed January 12, 1998 and due January 12, 1999, secured by: C.D. #502105 in the amount of $100,000 owned and pledged by Venture; C.D. #502107 in the amount of $100,000 owned and pledged by Eugene Schuster and Joseph Schuster; C.D. #502108 in the amount of $100,000 owned and pledged by Joseph Schuster and Adam Schuster; C.D. #502109 in the amount of $100,000 owned and pledged by Sarah Schuster and Joseph Schuster; and C.D. #502110 in the amount of $100,000 owned and pledged by Adam Schuster and Joseph Schuster.

      G. ARI acknowledges that it owes Venture on "Old Loan Note #1" $326,198. (See Attached Schedule)

      H. ARI acknowledges that it owes Venture on the "Chrysler Note #2" $450,000. (See Attached Schedule)

      I. ARI acknowledges that it owes Adam Schuster on a loan in the amount $974,080 with additional accrued interest of $323,416 guaranteed by Venture and Schuster. (See Attached Schedule)

      J. ARI further acknowledges that it owes Venture interest on loans, evidenced in G & H above, in the amount of $42,231.00; management fees in the amount of $652,669; payment for art in the amount of $45,424.00; and Venture expenses in the amount of $21,005.00, these amounts are as of September 30, 1998. (See Attached Schedule)

      K. On or about May 2, 1997, Willora Company, Ltd. provided a convertible note of $600,000 due May 1, 1999, Schuster and Venture provided a guarantee.

      L. On or before May 2, 1997, Willora Company, Ltd. provided a short term note of $400,000 due August 31, 1997, and Schuster provided a guarantee.

      M. On or before January 30, 1998, Willora Company, Ltd. provided a convertible note of $500,000 due on June 30, 1998, and Schuster provided a guarantee.


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      N.    On or before May 9, 1998, HDA Homecare Pension Fund provided a one year note of $790,000 with interest due on the 4th monthly.

      0. On or before March 27, 1998, Gross Foundation, Inc. provided a convertible note of $375,000 due on March 27, 1999 or at the public offering at the election of the lender, Schuster and Venture provided a guarantee.

      P. ARI acknowledges that Schuster and Venture have also guaranteed the following: (1) ARI New Orleans Gallery, 631 Royal Street, rent for 24 months at $5,000 per month, and (2) a $150,000 line of credit with Fingerhut Group Publishing, Inc., (3) JAG Capital (Corporate Office) $36,000.

      Q. ARI acknowledges that Schuster has guaranteed $1,699,309 owed to MCM Limited by Art Renaissance Chicago, Inc. and/or Art Renaissance, Inc. in accordance with an Asset Purchase and Consignment Agreement dated May 31, 1997 and amended January 29, 1998.

AGREEMENTS:

      IN CONSIDERATION of the premises, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Reimbursement Obligation in Favor of Schuster, Venture, Growth, Growth Funding, Growth Holdings or Adam. To the extent that Schuster, Venture, Growth, Growth Funding, Growth Holdings, or Adam makes a Payment their guarantees or money due as evidenced in Paragraph J below, such party shall be entitled to reimbursement from Art Renaissance, Inc., Art Renaissance Chicago, Inc., Dyansen Galleries or Merrill Chase Galleries, on a joint and several basis, for such Payment, as used herein, "Payment" shall mean (i) any payment with respect to the Willora Guarantees, the Gross Guarantee, or the HDA Homecare Pension Fund;
(ii) the loss of collateral in satisfaction of the obligations covered by such Guarantees; or (iii) the failure to receive payment of the Venture Loan within ten days following demand for repayment by Venture. Payment shall be deemed to have been made by Schuster, Venture, Growth, Growth Funding, Growth Holdings or Adam whether such Payment was voluntary or was obtained through enforcement against the properties of Schuster, Venture, Growth, Growth Funding, Growth Holdings or Adam. "Payment" shall also include payment of attorneys' fees and other


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costs and expenses incurred by Schuster, Venture, Growth, Growth Funding, Growth
Holdings, or Adam in connection with:

      A. On March 29, 1996, ARI entered into a Reimbursement Agreement with Venture and Growth in the amount of $1,550,000. The current balance is $1,100,000 secured by guarantees from Venture, Schuster, Growth Realty, Mego Financial stock, a second mortgage on Schuster's Michigan home, and the Mego debenture.

      B. On August 29, 1996, ARI entered into a Reimbursement Agreement with Venture and Growth in the amount of $500,000 guaranteed and collateralized by Jack McConnaughy and guaranteed by Schuster and Venture which has periodically renewed.

      C. On August 31, 1995, ARI entered into a loan with the Bank of Bloomfield Hills ("BBH"), which has been renewed until January 28, 1999, in the amount of $750,000 and secured by a Certificate of Deposit ("C.D.") #501598 owned and pledged by Venture.

      D. ARI entered into a loan on February 6, 1997, which was renewed December 14, 1998, in the amount of $1,642,997.72, secured by C.D. #502106 owned and pledged by Eugene Schuster and Joseph Schuster in the amount of $125,000, and also secured by C.D. #501597 in the amount of $1,438,946.69 owned and pledged by Growth Realty, Inc. and also secured by C.D. #502231 in the amount of $79,051.03 owned and pledged by Growth Realty Holdings, LLC.

      E. ARI entered into a loan with BBH on October 30, 1997, renewed October 30, 1998 in the amount of $1,207,585.25 secured by guarantees by Schuster, Venture, Growth Realty and Mego Financial stock.

      F. ARI entered into a loan in the amount of $500,000 renewed January 12, 1998 and due January 12, 1999, secured by: C.D. #502105 in the amount of $100,000 owned and pledged by Venture; C.D. #502107 on the amount of $100,000 owned and pledged by Eugene Schuster and Joseph Schuster; C.D. #502108 in the amount or $100,000 owned and pledged by Joseph Schuster and Adam Schuster; C.D. #502109 in the amount of $100,000 owned and pledged by Sarah Schuster and Joseph Schuster; and C.D. #502110 in the amount of $100,000 owned and pledged by Adam Schuster and Joseph Schuster.


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      G.    ARI acknowledges that it owes Venture on "Old Loan Note #1"
            $326,198. (See Attached Schedule)

      H. ARI acknowledges that it owes Venture on the "Chrysler Note #2" $450,000. (See Attached Schedule)

      I. ARI acknowledges that it owes Adam Schuster on a loan in the amount $974,080 with additional accrued interest of $323,416 guaranteed by Venture and Schuster. (See Attached Schedule)

      J. ARI further acknowledges that it owes Venture interest on loans, evidenced in G & H above, in the amount of $42,231.00; management fees in the amount of $652,669; payment for art in the amount of $45,424.00; and Venture expenses in the amount of $21,005.00, these amounts are as of September 30, 1998. (See Attached Schedule)

      K. On or about May 2, 1997, Willora Company, Ltd. provided a convertible note of $600,000 due May 1, 1999, Schuster and Venture provided a guarantee.

      L. On or before May 2, 1997, Willora Company, Ltd. provided a short term note of $400,000 due August 31, 1997, and Schuster provided a guarantee.

      M. On or before January 30, 1998, Willora Company, Ltd. provided a convertible note of $500,000 due on June 30, 1998 and Schuster provided a guarantee.

      N. On or before May 9, 1998, HDA Homecare Pension Fund provided a one year note of $790,000 with interest due on the 4th monthly.

      0. On or before March 27, 1998, Gross Foundation, Inc. provided a convertible note of $375,000 due on March 27, 1999 or at the public offering at the election the lender, Schuster and Venture provided a guarantee.

      P. ARI acknowledges that Schuster and Venture have also guaranteed the following: (1) ARI New Orleans Gallery, 631 Royal Street, rent for 24 months at $5,000 per month, and (2) a $150,000 line of credit with Fingerhut Group Publishing, Inc., (3) JAG Capital (Corporate Office) $36,000.


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

      Q. ARI acknowledges that Schuster has guaranteed $1,699,309 owed to MCM Limited by Art Renaissance Chicago, Inc. and/or Art Renaissance, Inc. in accordance with an Asset Purchase and Consignment Agreement dated May 31, 1997 and amended January 29, 1998.

      2. Security Interest in Favor of Schuster, Venture, Growth, Growth Funding, Growth Holdings, and Adam. Art Renaissance, Inc. and its subsidiaries hereby grants to Schuster, Venture, Growth, Growth Funding, Growth Holdings, and Adam a second security interest in all of its assets, including after-acquired property, including, but not limited to, accounts receivable, inventory, goods, equipment, tools, furniture and fixtures, supplies, materials, leasehold improvements, contract rights (including rights to payment), customer lists, patents and other intellectual property, and all other tangible and intangible assets, whether now owned or hereafter acquired, together with all substitutions and replacements thereof, accessions and attachments thereto, and proceeds thereof to secure their respective obligations to Schuster, Venture, Growth, Growth Funding, Growth Holdings, or Adam hereunder subject only to the 1st security interest of the Bank of Bloomfield Hills and National Bank of Detroit. At any time and from time to time that Schuster, Venture, Growth, Growth Funding, Growth Holdings, or Adam requests, Art Renaissance, Inc. and its subsidiaries, shall execute, acknowledge and deliver all such further and other assurances and documents, and will take such action consistent with the terms of this Agreement, as may be reasonably requested to carry out the transactions contemplated herein and to permit Schuster, Venture, Growth, Growth Funding, Growth Holdings, and Adam to enjoy their rights and benefits hereunder, including, without limitation, the execution of further security agreement documents containing all terms customary therefor and financing statements including but not limited to UCC1 filings. Art Renaissance, Inc. and its subsidiaries agrees to reimburse Schuster, Venture, Growth, Growth Funding, Growth Holdings, and Adam for all expenses incurred in connection with the creation, perfection, defense and enforcement of their security interest granted herein.

      3. Notices. All notices and other communications provided for hereunder shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail or (c) sent by overnight courier of national reputation, in each case addressed to the party to whom notice is being given at such party's address as set forth below, or, as to each party, at such


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other address as may hereafter be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section. All such notices, request, demands and other communications shall be deemed to have been given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, or (c) the date sent if sent by overnight courier.

      Address for Art Renaissance, Inc.:

             156 William Street, 12th Floor
             New York, NY 10038
             Attn: John Addario

      Address for Schuster, Venture, Growth, Growth Funding, Growth Holdings and Adam Schuster:

             Eugene I. Schuster
             3011 W. Grand Blvd., Suite 321
             Detroit, MI 48202

      4. Amendments and Waivers. No amendment of any provisions of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto. Neither any failure nor any delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall the single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive or any remedies available to any party.

      5. Governing Law. This Agreement shall be governed by, and construed in all respects according to, the laws of the State of Michigan.

      6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument. No single counterpart need contain the signature all parties hereto, provided each party has executed at least one counterpart hereof. This document may be executed by facsimile.


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      THE PARTIES HAVE EXECUTED this Reimbursement Agreement as of the day and year first above written, in the manner appropriate to each.

                                        ART RENAISSANCE, INC.

                                        By: /s/ John Addario
                                           -------------------------------------
                                                John Addario
                                        Its: CFO
                                            ------------------------------------


                                        VENTURE FUNDING, LTD.

                                        By: /s/ Eugene I. Schuster
                                           -------------------------------------
                                                Eugene I. Schuster
                                        Its: CEO
                                            ------------------------------------


                                        GROWTH REALTY, INC.

                                        By: /s/ Eugene I. Schuster
                                           -------------------------------------
                                                Eugene I. Schuster
                                        Its: CEO
                                            ------------------------------------


                                        GROWTH FUNDING, LTD.

                                        By: /s/ Eugene I. Schuster
                                           -------------------------------------
                                                Eugene I. Schuster
                                        Its: CEO
                                            ------------------------------------


                                        GROWTH REALTY HOLDINGS LLC

                                        By: /s/ Eugene I. Schuster
                                           -------------------------------------
                                                Eugene I. Schuster
                                        Its: CEO
                                            ------------------------------------


                                        EUGENE I. SCHUSTER

                                        /s/ Eugene I. Schuster
                                        ----------------------------------------
                                            Eugene I. Schuster



                                        ADAM SCHUSTER

                                        /s/ Adam Schuster
                                        ----------------------------------------
                                            Adam Schuster


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